Exhibit 10.4

METABOLEX, INC.

AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

October 1, 2009

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TABLE OF CONTENTS

(CONTINUED)

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METABOLEX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of October 1, 2009, by and among METABOLEX, INC., a Delaware corporation (the “Company”) and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”

RECITALS

WHEREAS, certain of the Investors are entering into a Loan Facility Agreement (the “Loan Facility Agreement”) of even date herewith pursuant to which such Investors may in the future be issued Convertible Promissory Notes (the “Notes”) that will be convertible into shares of the Company’s Series E-1 Preferred Stock or Series E-2 Preferred Stock (collectively, the “Series E Stock”), pursuant to the Notes (collectively, the “Financing”);

WHEREAS, the obligations in the Loan Facility Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, certain of the Investors (the “Prior Investors”) are holders of the Company’s Series A-1 Preferred Stock (the “Series A-1 Stock”), Series B-1 Preferred Stock (the “Series B-1 Stock”), Series C-1 Preferred Stock (the “Series C-1 Stock”) and/or Series D-1 Preferred Stock (the “Series D-1 Stock,” the Series A-1 Stock, Series B-1 Stock, Series C-1 Stock, Series D-1 Stock and Series E Stock shall be referred to herein collectively as the “Preferred Stock”);

WHEREAS, the Prior Investors and the Company are parties to an Amended and Restated Investor Rights Agreement dated April 12, 2007 (the “Prior Agreement”);

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below.

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NOW, THEREFORE, in consideration of these premises and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. GENERAL.

1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(b) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

(d) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act, in connection with which the Shares are converted into Common Stock.

(e) “Major Investor” means a Holder (who together with its affiliates) who owns at least 682,500 shares of Series A-1 Stock, Series B-1 Stock, Series D-1 Stock and/or Series E Stock, or Common Stock issued upon conversion thereof (as adjusted for stock splits, combinations, dividends and the like).

(f) “Register” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g) “Registrable Securities” means (i) Common Stock of the Company issuable or issued upon conversion of the Shares, (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities, (iii) any other Common Stock of the Company issued or issuable upon conversion of other shares of the Company’s equity securities purchased or otherwise acquired by any Investor or (iv) any other Common Stock of the Company purchased or otherwise acquired by any Investor. Notwithstanding the foregoing, Registrable Securities shall not include any securities (x) sold by a person to the public either pursuant to a registration statement or Rule 144, (y) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned or (z) held by a Holder (together with its affiliates) if, as reflected on the Company’s list of stockholders, such Holder (together with its affiliates) holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis), the Company has completed its Initial Offering and all shares of Common Stock of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period.

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(h) “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

(i) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4, including, without limitation, all registration and filing fees, printing expenses, accounting fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

(j) “SEC” or “Commission” means the Securities and Exchange Commission.

(k) “Securities Act” shall mean the Securities Act of 1933, as amended.

(l) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.

(m) “Shares” shall mean the Company’s Series E Stock, Series D-1 Stock, Series C-1 Stock, Series B-1 Stock and Series A-1 Stock held by the Investors listed on Exhibit A hereto and their permitted assigns.

(n) “Significant Stockholder” means (i) T. Rowe Price Health Sciences Fund, Inc. or (ii) a Holder (who together with its affiliates) who owns at least 12,500 shares of Series A-1 Stock or Common Stock issued upon conversion thereof (as adjusted for stock splits. combinations, dividends and the like).

(o) “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, including any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1 Restrictions on Transfer. Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such

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Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. After its Initial Offering, the Company will not require the transferee to be bound by the terms of this Agreement.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly- owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an institutional investor or accredited corporate investor, to any of its affiliates or any other person for which such institutional investor acts as investment manager or investment advisor, or to any other institutional investor, or (E) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder, or (F) a grantor or beneficiary of an Investor that is a trust; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

(c) Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws and except that the Regulation S legend shall be applied only to those securities issued pursuant to Regulation S of the Securities Act):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IF REQUESTED BY THE COMPANY, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY, AS THE SAME MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE THEREWITH.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Offering and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend.

(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of at least thirty-five percent (35%) of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement on Form S-1 or S-2 or any similar long-form registration under the Securities Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed thirty million dollars ($30,000,000)), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding the foregoing, with respect to the underwriting agreement or any other documents reasonably required under such agreement, (i) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (ii) the liability of any Holder shall be limited as provided in Section 2.9(b) hereof. Notwithstanding any other provision of this Section 2.2 or Section 2.4, if

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the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all participating Holders (including the Initiating Holders, provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering;

(ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for an Initial Offering, during the period starting with the date that is ninety (90) days prior to the Company’s estimated date of filing of, and ending on the date one hundred eighty (180) days following, the effective date of the registration statement pertaining to the Initial Offering;

(iv) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than registration relating solely to a Special Registration Statement);

(v) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

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2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least twenty (20) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding the foregoing, with respect to the underwriting agreement or any other documents reasonably required under such agreement, (i) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (ii) the liability of any Holder shall be limited as provided in Section 2.9(b) hereof Notwithstanding any other provision of this Agreement, if the underwriter determines in its sole discretion and in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners

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and stockholders of such Holder, grantors or beneficiaries of any Holder that is a trust, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering by the Holders, or

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than one million dollars ($1,000,000), or

(iii) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement, provided that, the right to give such notice shall be exercised by the Company not more than once in any twelve (12) month period;

(iv) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the

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Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to a Special Registration Statement), or

(v) if the Company has, within the six (6) month period preceding the date of such request, already effected a registration on Form S-3 for the Holders pursuant to this Section 2.4, or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

(d) Once the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its reasonable efforts to maintain its eligibility for registrations on Form S-3 or any similar short form registration available for the sale of Registrable Securities.

2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2, in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c)(ii) or 2.4(b)(v), as applicable, to undertake any subsequent registration.

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2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one year or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that the Company may, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have a material adverse effect upon the Company, its stockholders, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto. In any such event, the number of days for which such registration statement is required to be effective hereunder shall be extended accordingly. In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive sixty (60) days with the consent of the holders of a majority of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. If so directed by the Company, all Holders registering shares under such registration statement shall use their reasonable efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and furnish such other documents, and take such other actions as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

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(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement, subject to the limitations with respect to such underwriting agreement set forth elsewhere in this Agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable best efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or over-the-counter market on which similar securities issued by the Company are then listed, if applicable, or, if no such similar securities issued by the Company are listed, such exchange as Holders of a majority of the Registrable Securities registered may request.

(h) Provide a transfer agent and registrar for such Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Make available for inspection by any Holder of Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that any records, information or documents that are furnished by the Company and that are non-public shall be used only in connection with such registration and shall be kept strictly confidential by any Holder of Registrable Securities except to the extent disclosure of such records, information or documents is required by written order of a court or other governmental authority having jurisdiction.

(j) Advise each Holder of Registrable Securities covered by such registration statement, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

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(k) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

(l) At least forty-eight (48) hours prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each Holder of Registrable Securities covered by such registration statement and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Securities being registered shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable laws.

(m) Make senior executives of the Company reasonably available to assist the underwriters with respect to, and accompany the underwriters on the so-called “road show”, in connection with the marketing efforts for, and the distribution and sale of Registrable Securities pursuant to a registration statement.

2.7 Termination of Registration Rights. All registration rights granted under this Section 2 shall terminate and be of no further force and effect five (5) years after the date of the Initial Offering.

2.8 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c) Except as set forth in Section 2.5, the Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

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2.9 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, any grantor or beneficiary of a Holder that is a trust, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, stockholder, grantor or beneficiary underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors, officers, stockholders, grantors or beneficiaries or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder or partner, director, officer, stockholder, grantor or beneficiary or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following

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statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director, stockholder, grantor or beneficiary, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that the obligation to indemnify hereunder will be several, not joint and several, among such holders of Registrable Securities, and in no event shall any indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The indemnity agreements contained in this Section 2.9 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

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(d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e) The obligations of the Company and Holders under this Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, stockholder, or grantor or beneficiary of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder or members of such Holders immediate family, (c) acquires at least five hundred thousand (500,000) shares of Registrable Securities (as adjusted for stock splits and combinations); (d) acquires all of such Holder’s Registrable Securities; or (e) is an entity affiliated by common control (or other related entity) with such Holder, provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement. Notwithstanding the foregoing, such rights may not be assigned to a transferee which the Company reasonably believes is a competitor or intends to become a competitor of the Company (but in no event shall any bank, insurance company or other institutional investor be or be deemed to be a competitor of the Company for purposes hereof).

2.11 Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding, including at least (i) a majority in interest of the Registrable Securities then outstanding, issuable or issued upon conversion of the Series B-1 Stock (voting as a separate class) and (ii) seventy-five percent

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(75%) in interest of the Registrable Securities then outstanding issuable or issued upon conversion of Series D-1 Stock and Series E Stock (voting together as a single class). Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2. Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

2.12 Limitation on Subsequent Registration Rights. Other than as provided in Section 5.10, after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights on a parity with or senior or superior to those granted to the Holders hereunder, other than the right to a Special Registration Statement.

2.13 “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period, not to exceed 18 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711), provided that

(i) such agreement shall apply only to the Company’s Initial Offering; and

(ii) all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities enter into similar agreements on terms no more favorable to such persons than those entered into hereto.

2.14 Agreement to Furnish Information. Each Holder agrees to execute and deliver a lock-up agreement as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under Section 2.13. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within twenty (20) days of such request, such information as may be required by the Company to comply with the rules and regulations promulgated by the SEC or the National Association of Securities Dealers, Inc. The obligations described in Section 2.13 and this Section 2.14 shall not apply to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period (or such longer period, not to exceed 18 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711). Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.13 and 2.14. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.13 and 2.14 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

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2.15 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3. COVENANTS OF THE COMPANY.

3.1 Basic Financial Information and Reporting.

(a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish each Investor a consolidated balance sheet of the Company and its subsidiaries (if any), as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company and its subsidiaries (if any), for such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein). Such financial statements shall be audited by and accompanied by a report and opinion thereon by independent public accountants of a recognized national standing selected by the Company’s Board of Directors. The Company shall concurrently provide financial statements setting forth in each case in comparative form the figures for the previous fiscal year and the then most recently approved budget, all in reasonable detail.

(c) The Company will furnish each Major Investor and Significant Stockholder, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries (if any) as of the end of each such quarterly period, and a consolidated statement of income and a consolidated

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statement of cash flows of the Company and its subsidiaries (if any) for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein), including a narrative discussion and analysis of the results of operations and financial condition of the Company, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made. If the Company’s independent public accountants submit a report or opinion thereon, such report or opinion shall also be furnished to the Major Investors and Significant Stockholders.

(d) The Company will furnish each Major Investor and Significant Stockholder: (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent written revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its subsidiaries (if any) as of the end of each such month, and a consolidated statement of income and a consolidated statement of cash flows of the Company and its subsidiaries (if any) for such month and for the current fiscal year to date, complete with variation analysis from budget and prior period, and prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made. If the Company’s independent public accountants submit a report or opinion thereon, such report or opinion shall also be furnished to the Major Investors and Significant Stockholders.

3.2 Inspection Rights. Each Major Investor and Significant Stockholder shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in its sole discretion and in good faith is confidential or, upon the advise of counsel, is attorney-client privileged and should not, therefore, be disclosed.

3.3 Confidentiality of Records. Each Investor agrees to use, and to use the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to such Investor that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information (i) to any partner, limited partner, subsidiary or parent of such Investor or, in the case of an Investor that is a trust, its grantors and beneficiaries (for the purpose of evaluating its investment in the Company) as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3; (ii) at such time as it enters the public domain through no fault of such Investor; (iii) that is communicated to it free of any obligation of confidentiality; or (iv) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company.

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3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

3.5 Board Approvals. In addition to the voting requirements outlined in Section 2(b) of the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time, the approval of a simple majority of the Board of Directors will be required to:

(a) amend the Company’s Certificate of Incorporation or Bylaws;

(b) increase or decrease in the number of authorized shares of Common Stock or Preferred Stock;

(c) declare or issue any dividends or distributions on, or redemptions of, the Company’s capital stock (except for acquisitions of Common Stock pursuant to agreements that permit the repurchase of such shares or the right of first refusal upon a proposed transfer of such shares that are in effect as of the date of this Agreement or that are approved by the Board after the date of this Agreement);

(d) effect any extraordinary corporate transactions including the sale or exclusive license of all or substantially all the assets of the Company, mergers, consolidations, other business combinations, recapitalizations and liquidations;

(e) acquire the stocks or all or substantially all of the assets of any other entity, strategic alliances, technology licensing arrangements or other corporate partnering relationships;

(f) issue debt (except as to accounts payable and equipment lease debt incurred in the ordinary course of business, so long as equipment lease debt does not exceed $5,000,000 in the aggregate);

(g) authorize the issuance of equity securities (or securities convertible or exchangeable for equity securities);

(h) increase the number of directors of the Company;

(i) increase the size of the employee option pool;

(j) forgive, waive or change the payment terms of any indebtedness for borrowed money owed to the Company as of the date of this Agreement;

(k) appoint or dismiss the chief executive officer, chief financial officer or chief medical officer,

(l) approve the annual budgets and strategic plans of the Company and periodic changes thereto,

(m) approve any commitment for capital expenditure in excess of $100,000;

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(n) guarantee the obligations of any person;

(o) create or establish a pledge, mortgage, lien or other security interest in or over the assets of the Company;

(p) approve and cause the dissolution, voluntary bankruptcy or liquidation of the Company;

(q) approve the settlement of any major claim, suit, action, case or proceeding;

(r) approve any related transaction between the Company, on the one hand, and a stockholder of the Company, on the other hand; and

(s) change the foregoing list of (a) through (r).

The foregoing will also apply to any subsidiary of the Company.

3.6 Directors’ Liability and Indemnification. The Company’s Certificate of Incorporation and Bylaws shall provide (a) for elimination of the liability of director to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law. The Company shall maintain Directors and Officers insurance with a carrier and in an amount satisfactory to the Board of Directors.

3.7 Reimbursement for Expenses. The Company shall reimburse directors at cost for all customary and reasonable expenses (including reasonable travel expenses) incurred in connection with attendance at meetings of the Board of Directors or any committee thereof.

3.8 Meetings of the Board of Directors. The Board of Directors shall meet either in person or via telephone at least four times per calendar year. At each such meeting the Company’s chief executive officer shall provide operational updates including, but not limited to, clinical progress to annual clinical plan and financial status to annual budget.

3.9 Qualified Small Business Stock. So long as the Company’s Board of Directors has not determined that it is not in the best interests of and not unduly burdensome to the Company to comply with Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”), the Company shall use reasonable efforts to cause the shares of Series B-1 Stock (and the shares of Common Stock issued or issuable upon conversion of thereof) held by the Investors to continue to qualify as “Qualified Small Business Stock” as defined in Section 1202(c) of the Code. Further, the Company covenants and agrees, on the reasonable request of any Investor, to conduct a reasonable investigation into the question of whether the shares of Series B-1 Stock (and the shares of Common Stock issued or issuable upon conversion of thereof) held by the Investors, remain “qualified small business stock” within the meaning of the Code, and to thereafter deliver to such Investor a duly executed Certificate of Representations in the form attached hereto as Exhibit B (the “QSBS Certificate”). If the Company is unable to deliver an executed QSBS Certificate because representation statement 2 in the QSBS Certificate is inaccurate, the Company covenants and agrees to deliver a statement explaining the reasons for such inaccuracy.

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3.10 Assignment of Right of First Refusal. In the event the Company elects not to exercise any right of first refusal or right of first offer the Company may have on a proposed transfer of any of the Company’s outstanding capital stock pursuant to the Company’s charter documents, by contract or otherwise, the Company shall assign such right of first refusal or right of first offer to the Major Investors; provided, however, that the Company shall not assign its right of first refusal set forth in that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of the date hereof, by and among the Company and the parties thereto. The Company shall provide each Major Investor with written notice of the Company’s election not to exercise any such right of first refusal, which written notice shall be provided no less than twenty (20) days prior to the date of which the Company’s right of first refusal would expire. In the event of such assignment, each Major Investor shall have a right to purchase its pro rata portion of the capital stock proposed to be transferred. Each Major Investor’s pro rata portion shall be equal to the product obtained by multiplying (i) the aggregate number of shares proposed to be transferred by (ii) a fraction, the numerator of which is the number of shares of Registrable Securities held by such Major Investor at the time of the proposed transfer and the denominator of which is the total number of shares owned by all Major Investors at the time of such proposed transfer.

3.11 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering; or (ii) upon the date of the closing of an Acquisition or Asset Transfer, each as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect as of the date hereof (a “Change in Control”); provided, however, that in the event of an Asset Transfer, the covenants contained in Sections 3.1, 3.3, 3.5, 3.6, and 3.7 of this Agreement shall survive until all sale proceeds available for distribution to the stockholders are distributed to such stockholders.

SECTION 4. RIGHTS OF FIRST REFUSAL.

4.1 Subsequent Offerings. Subject to applicable securities laws, each Major Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.7. Each Major Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) that such Major Investor is deemed to be a holder of immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock, any series of preferred stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, any series of preferred stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, any series of preferred stock or other security or (iv) any such warrant or right.

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4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have twenty (20) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

4.3 Issuance of Equity Securities to Other Persons. If not all of the Major Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Major Investors who do so elect (the “Fully-Exercising Investors”) and shall offer such Fully-Exercising Investors the right to acquire such unsubscribed shares. The Fully-Exercising Investors shall have ten (10) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares; provided, that if the Fully-Exercising Investors elect to purchase in the aggregate more than 100% of the aggregate number of such Shares, the number of such Shares sold to each Fully-Exercising Investor shall be reduced proportionately in accordance with each electing Fully-Exercising Investor’s respective pro-rata share, which for this purpose shall mean the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held by all Fully-Exercising Investors electing to purchase such available Shares (in such cases, assuming full conversion and exercise of all convertible or exercisable securities). If the Major Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Major Investors’ rights were not exercised, at no less than the price and upon other general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 4.2. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

4.4 Sale Without Notice. In lieu of giving notice to the Major Investors prior to the issuance of Equity Securities as provided in Section 4.2, the Company may elect to give notice to the Major Investors within thirty (30) days after the issuance of Equity Securities. Such notice shall describe the type, price and terms of the Equity Securities. Each Major Investor shall have twenty (20) days from the date of receipt of such notice to elect to purchase up to the number of shares that would, if purchased by such Major Investor, maintain such Major Investor’s pro rata share (as set forth in Section 4.1) of the Company’s equity securities. The closing of such sale shall occur within sixty (60) days of the date of notice to the Major Investors and on the same terms and conditions as the other purchasers of such Equity Securities.

4.5 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the

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closing of the Company’s Initial Offering or (ii) a Change in Control. The rights of first refusal established by this Section 4 may be amended, or any provision waived with the written consent of Major Investors holding a majority of the Registrable Securities then held by all Major Investors.

4.6 Transfer of Rights of First Refusal. The rights of first refusal of each Major Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

4.7 Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity Securities:

(a) Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

(b) any Equity Securities issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement;

(c) any Equity Securities issued pursuant to any such rights or agreements granted after the date of this Agreement, so long as the rights of first refusal established by this Section 4 were complied with or were inapplicable pursuant to any provision of this Section 4.7 with respect to the initial sale or grant by the Company of such rights or agreements;

(d) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, strategic alliance, acquisition or similar business combination approved by the Board of Directors following the date of this Agreement and provided such issuances are primarily for other than equity financing purposes;

(e) any Equity Securities issued in connection with the settlement of disputed amount approved by the Board of Directors following the date of this Agreement;

(f) any Equity Securities issued in connection with any stock split, stock dividend or recapitalization by the Company approved by the Board of Directors following the date of this Agreement;

(g) shares of Common Stock issued upon conversion of shares of the Company’s Preferred Stock or any other series of preferred stock;

(h) any Equity Securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution, the primary purpose of which is other than to obtain financing for the Company through the issuance of equity securities, approved by the Board of Directors;

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(i) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act;

(j) any Equity Securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements in any event entered into primarily for non-capital raising purposes; provided that the issuance of shares therein has been approved by the Board of Directors; or

(k) the Notes issuable by the Company pursuant to the terms of the Loan Facility Agreement (and the Series E Stock issuable upon conversion of the Notes and the Common Stock issuable upon conversion of the Series E Stock).

SECTION 5. MISCELLANEOUS.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Francisco, California. Each party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement.

5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

5.3 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

24

5.5 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least a majority of the then-outstanding Registrable Securities including at least (i) a majority in interest of the Registrable Securities then outstanding, issuable or issued upon conversion of the Series B-1 Stock (voting as a separate class) and (ii) seventy-five percent (75%) in interest of the Registrable Securities then outstanding, issuable or issued upon conversion of Series D-1 Stock and Series E-1 Stock (voting together as a single class).

(b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least a majority of the then-outstanding Registrable Securities including at least (i) a majority in interest of the Registrable Securities then outstanding, issuable or issued upon conversion of the Series B-1 Stock (voting as a separate class) and (ii) seventy-five percent (75%) in interest of the Registrable Securities then outstanding, issuable or issued upon conversion of Series D-1 Stock and Series E Stock (voting together as a single class).

(c) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address or electronic mail address as such party may designate by ten (10) days advance written notice to the other parties hereto.

25

5.8 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.10 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue Equity Securities in accordance with Section 4.7 (d), (e) (h) or (j) of this Agreement, any purchaser of such Equity Securities may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Copies of original signature pages sent by facsimile and/or PDF shall have the same effect as signature pages containing original signatures

5.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.13 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

5.14 Amendment of Prior Agreement. The Prior Agreement is hereby amended and superseded in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the parties required for an amendment pursuant to Section 5.5 of the Prior Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect, including, without limitation, all rights of first refusal and any notice period associated therewith otherwise applicable to the transactions contemplated by the Purchase Agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

26

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

METABOLEX, INC.

By:	/s/ Harold Van Wart
Harold Van Wart
President and Chief Executive Officer

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

Abbott Laboratories

By:	/s/ W.J. CHASE

Print Name:	W.J. CHASE

Title:	VP & TREASURER

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

ALLIANCEBERNSTEIN VENTURE FUND I, L.P.

By: AllianceBernstein ESG Venture Management, L.P., its general partner

By: AllianceBernstein Global Derivatives Corporation, its general partner

By:	/s/ illegible

Print Name:

Title:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

ALTA BIOPHARMA PARTNERS III, L.P.

By:	Alta BioPharma Management III, LLC,

By:	/s/ illegible
Director

ALTA BIOPHARMA PARTNERS III GMBH & CO. BETEILIGUNGS KG

By:	Alta BioPharma Management III, LLC

By:	/s/ illegible
Director

ALTA EMBARCADERO BIOPHARMA PARTNERS III, LLC

By:	/s/ illegible
Manager

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

ALTANA INNOVATIONSFONDS GMBH

By:	/s/ Paul Reuter

Print Name:	Paul Reuter

Title:	Managing Director

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

BANCA DELLA SVIZZIERA ITALIANA

By:	/s/ M. Rinaldi	/s/ R. Paglia

Print Name:	M. Rinaldi	R. PAGLIA

Title:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

THE BAY CITY CAPITAL FUND II, L.P.
By:	Bay City Capital Management II LLC, its General Partner

	By:	/s/ Carl Goldfischer
		Name:	Carl Goldfischer
		Title:	Manager and Managing Director

THE BAY CITY CAPITAL FUND II, CO-INVESTMENT FUND, L.P.
By:	Bay City Capital Management II LLC, its General Partner

	By:	/s/ Carl Goldfischer
		Name:	Carl Goldfischer
		Title:	Manager and Managing Director

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

BENCH INTERNATIONAL

By:	/s/ Stephen J. Williams

Print Name:	Stephen J. Williams

Title:	President

STEPHEN J. WILLIAMS

/s/ Stephen J. Williams

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

Stephen J. Bergman Revocable Trust
dated 1/22/99

By:	/s/ Stephen Bergman

Print Name:	Stephen Bergman

Title:	Officer

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

BIOTECH TURNAROUND FUND B.V.

By:	/s/ D. A. van den Noort
	Name:	D. A. van den Noort
	Title:	CIO BTF

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

BIRCHMERE VENTURES II, L.P.

By:	/s/ Gary G. Glausser
	Name:	GARY G. GLAUSSER
	Title	PARTNER

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

CHARTER ENTREPRENEURS FUND IV, L.P.

By:	/s/ illegible

Print Name:

Title:

CHARTER ADVISORS FUND IV, L.P.

By:	/s/ illegible

Print Name:

Title:

CHARTER VENTURES

By:	/s/ illegible

Print Name:

Title:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

CHARTER VENTURES II L.P.

By:	/s/ Illegible

Print Name:

Title:

CHARTER VENTURES IV, L.P.

By:	/s/ Illegible

Print Name:

Title:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Capital, L.P.
By:	J.E. Flynn Capital LLC,
General Partner

By:	/s/ Illegible
Name:
Title:

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:	Deerfield Management Company
By:	Flynn Management LLC,
General Partner

By:	/s/ Illegible
Name:
Title:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

JOHNSON & JOHNSON DEVELOPMENT CORPORATION

By:	/s/ Asish K. Xavier
	Name:	ASISH K. XAVIER
	Title	Vice President, Venture Investments

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

THE KRESGE FOUNDATION

By:	/s/ Robert J. Manilla

Print Name:	ROBERT J. MANILLA

Title:	Chief Investment Officer

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

KBC PRIVATE EQUITY NV

By:	/s/ Floris Vansina

Print Name:	Floris Vansina

Title:	Managing Director KBC Private Equity NV

By:	/s/ Ann De Meulenaere

Print Name:	Ann De Meulenaere

Title:	Legal Advisor KBC Private Equity NV

KBC PRIVATE EQUITY FUND BIOTECH NV

By:

Print Name:

Title:

By:

Print Name:

Title:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

KBC PRIVATE EQUITY NV

By:

Print Name:

Title:

By:

Print Name:

Title:

KBC PRIVATE EQUITY FUND BIOTECH NV

By:	/s/ Illegible

Print Name:

Title:

By:

Print Name:

Title:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

KBC EQUITY FUND - BIOTECHNOLOGY

By:	/s/ Werner Van Steen

Print Name:	WERNER VAN STEEN

Title:	CHAIRMAN

By:	/s/ Guido Billion

Print Name:	GUIDO BILLION

Title:	DIRECTOR

KBC EQUITY FUND - PHARMA

By:	/s/ Werner Van Steen

Print Name:	WERNER VAN STEEN

Title:	CHAIRMAN

By:	/s/ Guido Billion

Print Name:	GUIDO BILLION

Title:	DIRECTOR

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

MERLIN BIOMED PRIVATE EQUITY FUND, L.P.

By:	/s/ Illegible
Name:
Title

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

MPM BIOEQUITIES MASTER FUND, LP

By:	MPM BioEquities GP, L.P., its General Partner

By:	/s/ John Vander Vort
Name: JOHN VANDER VORT
Title: MANAGER

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

NEXT CHAPTER HOLDINGS LP

By:	/s/ Mark R. Pattis

Print Name:	Mark R. Pattis

Title:	President, Corp GP.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

NORTHCABIN & CO. (NOMINEE FBO ACORN U.S.A)

By:	/s/ Richard Watson

Print Name:	Richard Watson

Title:	Analyst

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

NOVO A/S

By:	/s/ Thomas Dyrberg

Print Name:	Thomas Dyrberg

Title:	Senior Partner

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

PICTET FUNDS (LUX)

By:	/s/ Michèle Berger /s/ Frédéric Fasel

Print Name:	Michèle Berger / Frédéric Fasel

Title:	Directors

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

TROUT PARTNERS LLC

By:	/s/ Illegible
Name:
Title

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

By:	/s/ Jay S. Markowitz
	Name:	Jay S. Markowitz
	Title	Vice President

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

VALINCO INVESTMENTS LIMITED

By:	/s/ Catharine Lymbery

Print Name:	CATHARINE LYMBERY

Title:	DIRECTOR

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

VANTAGEPOINT CDP PARTNERS, LP.
By:	VantagePoint CDP Associates, L.P.
By:	VantagePoint CDP Associates, L.L.C.,
its General Partner

By:	/s/ Alan E. Salzman
	Name:	Alan E. Salzman
	Title:	Managing Member

CDP CAPITAL-TECHNOLOGY VENTURES U.S. FUND 2002 L.P.

By:
Name:
Title:

By:
Name:
Title:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

VANTAGEPOINT CDP PARTNERS, LP.
By:	VantagePoint CDP Associates, L.P.
By:	VantagePoint CDP Associates, L.L.C.,
its General Partner

By:
Name:
Title:

CDP CAPITAL-TECHNOLOGY VENTURES U.S. FUND 2002 L.P.

By:	/s/ Michel Lefebvre
	Name:	Michel Lefebvre
	Title:	Vice-président, administration Placement privés

By:	/s/ Monique Laliberté
	Name:	Monique Laliberté
	Title:	Investment Manager

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

VENROCK PARTNERS, L.P.

By: Venrock Partners Management, LLC
Its: General Partner

By:	/s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	Member

VENROCK ASSOCIATES IV, L.P.

By: Venrock Management IV, LLC
Its: General Partner

By:	/s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	Member

VENROCK ENTREPRENEURS FUND IV, L.P.

By: VEF Management IV, LLC
Its: General Partner

By:	/s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	Member

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

VERSANT VENTURE CAPITAL II, L.P.

By:	Versant Ventures II, LLC
Its:	General Partner

/s/ Bradley J. Bolzon, Ph.D.
Bradley J. Bolzon, Ph.D.
Managing Director

VERSANT SIDE FUND II, L.P.

By:	Versant Ventures II, LLC
Its:	General Partner

/s/ Bradley J. Bolzon, Ph.D.
Bradley J. Bolzon, Ph.D.
Managing Director

VERSANT AFFILIATES FUND II-A, L.P.

By:	Versant Ventures II, LLC
Its:	General Partner

/s/ Bradley J. Bolzon, Ph.D.
Bradley J. Bolzon, Ph.D.
Managing Director

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

LUKE EVNIN

By:	/s/ Luke Evnin

Print Name:	LUKE EVNIN

Title:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

THE KONRAD HANS VON EMSTER III AND ELIZABETH F. VON EMSTER REVOCABLE TRUST DATED JANUARY 18, 2005

By:	/s/ Kurt von Emster

Print Name:	KURT VON EMSTER

Title:	Trustee

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

DAYTON C. MISFELDT

By:	/s/ Dayton Misfeldt

Print Name:	Dayton Misfeldt

Title:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

HAROLD VAN WART

/s/ Harold Van Wart

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

EXHIBIT A

SCHEDULE OF INVESTORS

NAME AND ADDRESS
ABBOTT LABORATORIES

ALLIANCEBERNSTEIN VENTURE FUND I, L.P.

ALTA BIOPHARMA PARTNERS III, L.P.

ALTA EMBARCADERO BIOPHARMA PARTNERS III, LLC

ALTA BIOPHARMA PARTNERS GMBH & CO. BETEILIGUNGS KG

CATHERINE A. BALIN

THE BAY CITY CAPITAL FUND II, L.P.

THE BAY CITY CAPITAL FUND II, CO-INVESTMENT FUND, L.P.

NAME AND ADDRESS
BENCH INTERNATIONAL CONSULTING, LLC

BIOTECH TURNAROUND FUND B.V.

BIRCHMERE VENTURES II, L.P.

BSI SA

VANTAGEPOINT CDP PARTNERS, L.P.

CDP CAPITAL-TECHNOLOGY VENTURES U.S. FUND 2002 L.P.

CHARTER VENTURES ENTREPRENEURS FUND IV, L.P.

CHARTER ADVISORS FUND IV, L.P.

CHARTER VENTURES

NAME AND ADDRESS
CHARTER VENTURES II, L.P.

CHARTER VENTURES IV, L.P.

CIBC WORLD MARKETS CORP.

DEERFIELD SPECIAL SITUATIONS FUND L.P.

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

ALEX FANCELLI

GC & H INVESTMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY

JOHNSON & JOHNSON DEVELOPMENT CORPORATION

NAME AND ADDRESS
KBC PRIVATE EQUITY NV

KBC PRIVATE EQUITY FUND – BIOTECH NV

KBC EQUITY FUND – PHARMA

KBC EQUITY FUND – BIOTECHNOLOGY

NAME AND ADDRESS
LB (SWISS) PRIVATBANK AG, ZURICH

LOMBARD, ODIER & CIE

M&A BANK

MERLIN BIOMED PRIVATE EQUITY FUND, L.P.

MPM BIOEQUITIES MASTER FUND, LP

DAVID MOLOWA

GEORGE DALEY

JASON NUNN

THE KONRAD HANS VON EMSTER III AND ELIZABETH F. VON EMSTER REVOCABLE TRUST DATED JANUARY 18, 2005

KURT WHEELER

NAME AND ADDRESS
LUKE EVNIN

MARY WHEELER

MORANA JOVAN

PAUL WALKER

STEPHEN J. BERGMAN REVOCABLE TRUST DATED 1/22/99

VAUGHN KAILIAN

WILLIAM GREENE

WILLIAM O’LEARY

THE KRESGE FOUNDATION

LEON SMITH

LYSANDER, LLC

MICHAEL KASSEN 2003 GRAT

NEXT CHAPTER HOLDINGS LP

ROPART INVESTMENTS LLC

STEVEN C. TIGHE

THE ELKES FOUNDATION

THE POLLY W GUTH AND JOHN H.J. GUTH CLT #17

THE STUART P. DAVIDSON PROTECTIVE TRUST

NAME AND ADDRESS
UM MULTI-STRATEGY FUND

VICTOR DZAU

ALTANA INNOVATIONSFONDS GMBH

HSBC REPUBLIC BANK (SUISSE) S.A.

VALINCO INVESTMENTS LIMITED

UBS FUND SERVICES (CAYMAN) LTD. REF: DGAM ALTERNATIVE STRATEGY FUND LP

UBS FUND SERVICES (CAYMAN) LTD. REF: DGAM ALTERNATIVE STRATEGY FUND II SPC CELL A

NORTHCABIN AND CO. (NOMINEE F/B/O ACORN U.S.A)

NOVO A/S

PICTET FUNDS – LUX

TRIAXIX TRUST AG ZURICH

NAME AND ADDRESS
TROUT PARTNERS LLC

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

HAROLD VAN WART

VENROCK PARTNERS, L.P.

VENROCK ASSOCIATES IV, L.P.

VENROCK ENTREPRENEURS FUND IV, L.P.

VERSANT VENTURE CAPITAL II, L.P.

VERSANT SIDE FUND II, L.P.

VERSANT AFFILIATES FUND II-A, L.P.

URSULA VOLLENWEIDER

NAME AND ADDRESS
WARNER-LAMBERT COMPANY

STEVEN J. WILLIAMS